UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2015

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On August 11, 2015, Full House Resorts, Inc. (the “Company”) issued a press release announcing that it responded to a Request for Proposal by the Indianapolis Airport Authority with a proposal for a $650 million "lifestyle complex." The Indianapolis Airport Authority has indicated that it will invite oral presentations from the different applicants in September 2015. There can be no assurances regarding the Company's business prospects with respect to this opportunity.

The press release is furnished as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release issued by the Company on August 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: August 11, 2015	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company on August 11, 2015